                            SCHEDULE 14A INFORMATION

                      PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                                 HighMark Funds
                             1 Freedom Valley Drive
                                 Oaks, PA 19456

                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                            Martin E. Lybecker, Esq.
                                  Ropes & Gray
                       1301 K Street, N.W., Suite 800 East
                             Washington, D.C. 20005

                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies: N/A
    2)   Aggregate number of securities to which transaction applies: N/A
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined): N/A
    4)   Proposed maximum aggregate value of transaction: N/A
    5)   Total fee paid: N/A.

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)     Amount previously paid:
               2)     Form, Schedule or Registration Statement No.:
               3)     Filing Party:
               4)     Date Filed:
Notes:

                       IMPORTANT SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------


                                 HighMark Funds

          The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

          We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

          Please take a few moments to exercise your right to vote. Thank you.


--------------------------------------------------------------------------------



                         (Front Cover of Proxy Package)

                                 HIGHMARK FUNDS

                  Notice of Special Meeting of Shareholders of
                        the HighMark Emerging Growth Fund
                           to be held October 29, 1999

       A Special Meeting of the shareholders of the HighMark Emerging Growth Fund (the "Fund"), will be held at _____, Eastern time, at the offices of HighMark Funds, at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 on October 29, 1999 for the following purposes:

1. Liquidation. To consider the liquidation of the Fund's assets. All liquidated assets minus outstanding liabilities and taxes to be distributed pro rata to the Fund's shareholders and, thereafter, the Fund to be terminated.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

       The Board of Trustees has fixed August 20, 1999 as the record date for determination of shareholders entitled to vote at this Special Meeting.

                                                By Order of the Trustees

                                                Kevin P. Robins
                                                Secretary


September 8, 1999

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

To HighMark Emerging Growth Fund Shareholders:

The purpose of this proxy package is to announce that a Shareholder Meeting (the "Meeting") for the HighMark Emerging Growth Fund (the "Fund") has been scheduled for Friday, October 29, 1999. The purpose of this Meeting is to submit a very important matter regarding the future of the Fund to the Shareholders for a vote.

After considering the small asset size of the Fund and the lack of prospects for growth in asset size and new shareholders, the Trustees of HighMark Funds concluded that among all of the available alternatives it would be in the best interests of the Fund's Shareholders to liquidate and distribute the Fund's assets and then terminate the Fund. The attached proxy statement is designed to give you information relating to the proposal on which you will be asked to consider and vote.

While you are, of course, welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card. In order to conduct the Meeting a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or HighMark Funds directly at 1-800-433-6884.

Your vote is very important to us. As always, we thank you for your confidence and support.

Sincerely,

/s/ Mark E. Nagle
-----------------
Mark E. Nagle
President
HighMark Funds


              PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                          YOUR VOTE IS VERY IMPORTANT

Q.   WHY IS THE BOARD OF TRUSTEES PROPOSING TO CLOSE THE EMERGING GROWTH FUND?

A. As part of a wide ranging effort to maximize efficiencies in the HighMark Funds, serious consideration was given to the future of the HighMark Emerging Growth Fund. After considering a variety of options, the Board of Trustees of HighMark Funds determined that many factors limited the prospects for long-term growth of the Fund. Poor prospects for growth in asset levels means that it is unlikely that the Fund will achieve adequate economies of scale and be the optimally efficient investment vehicle for shareholder assets for which it was originally designed.

Q. WHAT WILL HAPPEN TO MY INVESTMENT IN THE EMERGING GROWTH FUND IF THIS PROPOSAL IS APPROVED?

A. The assets in the Fund will be liquidated, the proceeds will be distributed to shareholders and the Fund will be terminated on January 31, 2000 or as soon thereafter as is operationally feasible. YOU WILL HAVE UNTIL JANUARY 30, 2000 TO FIND AN ALTERNATIVE INVESTMENT VEHICLE FOR YOUR ACCOUNT. Your account representative can assist you in this process. Any assets that remain invested in the Fund on its termination date will be liquidated and the proceeds will be remitted to you or your representative.

Q.   ARE THERE ANY ALTERNATIVE INVESTMENT OPTIONS AVAILABLE TO ME?

A. Yes. There are a variety of alternative investment options available to shareholders of the Emerging Growth Fund. Because of the importance of meeting your precise investment needs, no specific recommendations for alternative investment options are provided with this proxy package. You are encouraged to contact your account representative to discuss these alternative investment options.

Q.   WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of August 20, 1999. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expense associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.   IS IT POSSIBLE TO VOTE MY PROXY VIA TELEPHONE OR THE INTERNET?

A.   Yes. Simply follow the instructions printed on your proxy card.

Q.   HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of HighMark Funds, including the independent members, recommends that you vote "FOR" all of the items on the enclosed proxy ballot. The Board also wishes to remind you to vote and return all the proxy ballot cards you receive.

Q.   WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your account administrator, investment representative, or HighMark Funds directly at 1-800-433-6884.

               THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED
          BY DISCLOSURES CONTAINED IN THE ACCOMPANYING PROXY STATEMENT

                                 HIGHMARK FUNDS

                                 PROXY STATEMENT

       The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of HighMark Funds with respect to the HighMark Emerging Growth Fund (the "Fund"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Funds or by appearing personally at the October 29, 1999 special meeting of shareholders of the Fund (the "Special Meeting").

       Only shareholders of record at the close of business on August 20, 1999 will be entitled to vote at the Special Meeting. As of August 20, 1999, there were issued and outstanding ########## Shares of the Fund, each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote. Shareholders will vote on the liquidation proposal and on any other business as may properly come before the Special Meeting.

       For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

       HighMark Funds' Declaration of Trust and By-laws do not provide for annual shareholder meetings, and no such meetings are planned for 2000. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by HighMark Funds within a reasonable period of time prior to printing and mailing proxy materials for such meeting.

       The Funds' current executive offices are located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. This proxy statement and the enclosed notice of meeting and proxy card are first being mailed on or about September 8, 1999.

       A copy of the Funds' Annual Report dated July 31, 1999 is available upon request and may be obtained by calling 1-800-433-6884.

                                  THE PROPOSAL

                         APPROVAL OR DISAPPROVAL OF THE
                        LIQUIDATION OF THE FUND'S ASSETS

       This Special Meeting is being called for the purpose of approving the liquidation of the Fund's assets. The Trustees have determined that it is in the Fund's and its shareholders' best interests for the Fund to liquidate its assets and then distribute pro rata to shareholders all of the liquidation proceeds (net of outstanding liabilities and taxes). Thereafter, the Trustees will wind up the affairs of, and terminate, the Fund.

       The Trustees considered the small asset size of the Fund and the lack of prospects for growth in asset size and new shareholders as important factors in reaching this determination. The Trustees also determined that the Fund was unlikely to reach levels of adequate economies of scale, which, in essence, means it is unlikely that the Fund will ever be an optimally efficient investment vehicle for shareholder assets.

       The Trustees considered alternatives to liquidating and terminating the Fund, such as merging it into another fund or funds. The Trustees concluded that, among all of the available alternatives presented to and considered by the Trustees, for a variety of reasons the liquidation alternative was in the best interest of the Fund's shareholders. The other alternatives did not guarantee an efficient or effective manner of protecting each shareholder's interests. For example, in considering the possibility of a merger, the Trustees determined that it was not possible to merge with a suitable candidate (giving due consideration to possible candidates' investment objectives and policies and expense ratios) without subjecting Fund shareholders to undesirable tax consequences.

       After due deliberation, on July 28, 1999, the Trustees unanimously approved the liquidation of the Fund's assets and determined that the proper time had come to present the issue to shareholders. Pursuant to HighMark Funds' Declaration of Trust, a Fund's shareholder approval is required to effectuate the liquidation of the Fund's assets. Approval of the proposed liquidation with respect to a Fund requires the affirmative vote of: (a) 67% or more of the Shares of such Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of such Fund, whichever is less.

       After liquidating all of the assets of the Fund, the Trustees intend to distribute to shareholders of the Fund their pro rata share of the Fund's assets, after paying all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Fund, as required by HighMark Funds' Declaration of Trust. Thereafter, the Trustees intend to wind up the affairs of the Fund and take such steps as are necessary to terminate the Fund's state or federal registration. Liquidation and distribution of the Fund's assets and the winding up and termination of the Fund will take place as soon as reasonably practicable after the Special Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE LIQUIDATION OF THE FUND.


                          OTHER MATTERS AND DISCRETION
                          OF PERSONS NAMED IN THE PROXY

       While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

       If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

       In the event that a shareholder signs and returns the proxy card, but does not indicate a choice on the proxy card, the proxy attorneys will vote those shares in favor of the liquidation proposal.

       Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, fax or personal interview conducted by certain officers or employees of HighMark Funds or HighMark Funds' service providers or, if necessary, a commercial firm retained for this purpose. The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material will be borne by HighMark Capital Management, Inc. ("HighMark Capital Management") and/or its affiliates. Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation materials to the beneficial owners of Shares of the Funds.

       The Fund's Investment Advisor is HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation, a publicly traded corporation which is principally owned by The Bank of Tokyo-Mitsubishi, Ltd.

       The Fund's principal distributor and administrator are SEI Investments Distribution Co. and SEI Investments Mutual Funds Services, respectively, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Distribution Co. and SEI Investments Mutual Funds Services are direct and indirect subsidiaries of SEI Investments, which provides investment solutions to banks, institutional investors, investment advisers, and insurance companies.

       Union Bank of California, N.A. ("Union Bank of California"), an affiliate of HighMark Capital Management, has a dealer agreement with SEI Investments Distribution Co. pursuant to which Union Bank of California is authorized to place orders with the Funds' Transfer Agent for the purchase of Shares and tender Shares to the Transfer Agent for redemption.

       As of August 20, 1999, HighMark Funds believes that Bank of Tokyo-Mitsubishi Trust Company had voting power with respect to ____% of the Shares of the Fund. As a result, Bank of Tokyo-Mitsubishi Trust Company may be deemed to be a "controlling person" of the Fund under the 1940 Act.

       The following list indicates the shareholders who, to the best knowledge of HighMark Funds, were the beneficial owners of 5% or more of the outstanding Shares of the Emerging Growth Fund as of August 20, 1999.

                     EMERGING GROWTH FUND - FIDUCIARY SHARES

   Name and Address                           Percentage of Benefactor/Ownership
   ----------------                           ----------------------------------

Bank of Tokyo Mitsubishi                                      16.723%
INternational Securities and Investments
Attn: Takoshi Chino, Manager
7-1 Marunouchi 2-Chome
Tokyo 100 Japan

BTM U.S. Agency Retirement Plan                                6.591%
1251 Avenue of the Americas
New York, NY  11020


       The following list indicates the shareholders who, to the best knowledge of HighMark Funds, were the shareholders of record of 5% or more of the outstanding Shares of the Emerging Growth Fund as of August 20, 1999.

                     EMERGING GROWTH FUND - FIDUCIARY SHARES

   Name and Address                           Percentage of Ownership of Record
   ----------------                           ---------------------------------

BOTT Pension                                                  44.88%
c/o Bank of Tokyo Trust Company
Attn:  Dennis Demetropoulos
1251 Avenue of the Americas, Fl. 10
New York, NY  10020-1104

Lane & Company                                                54.75%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

       As of August 20, 1999, the Officers and Trustees of the Fund owned less than 1% of the Fund's outstanding Shares.

       If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.


September 8, 1999

                                 HIGHMARK FUNDS

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, OCTOBER 29, 1999

      THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF HIGHMARK FUNDS.

The undersigned hereby appoints _________________________, and each of them with full power of substitution as proxy of the undersigned, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Fund on Friday, October 29, 1999 at____,Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

1. Approval of the liquidation of all the assets of the HighMark Emerging Growth Fund.

                FOR               AGAINST             ABSTAIN
                [  ]              [  ]                [  ]

2. To transact any other business as may properly come before the meeting or any adjournment thereof (for all Funds):

                FOR               AGAINST             ABSTAIN
                [  ]              [  ]                [  ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (1) AND (2).

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

Please be sure to sign and date this Proxy.


--------------------------------------------
Signature of Shareholder(s)


--------------------------------------------
Signature of Shareholder(s)


Dated:______________, 1999

PLEASE EXECUTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.